FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: April 27, 2000

                 Date of Earliest Event Reported: March 31, 2000


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

            VIRGINIA                                      54-1387365
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                       Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000

ITEM 5: OTHER EVENTS

On April 25, 2000, Dollar Tree Stores, Inc. (the "Company") issued a press release reporting earnings results for the first quarter ended March 31, 2000. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Sales in 2000 for the Dollar Express stores have been modest; however, we expect the merger to be accretive to earnings in 2000, excluding merger costs. We believe the expected merger costs of $6.0 to $7.0 million will be partially offset by the financial synergies we expect in 2000.

The statements in the preceding paragraph concerning the expected accretion effect of the merger on our business, as well as the expected merger costs and financial synergies are forward-looking statements. These statements are subject to certain risks and uncertainties that may cause the Company's actual results to differ materially from anticipated results or other expectations described in such statements, including (a) a variety of factors that may cause the merger not to be consummated, (b) the failure of the combined company to integrate successfully and (c) the factors discussed in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2000.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

Exhibit #         Description

99.1 Dollar Tree Stores, Inc.'s press release regarding earnings results for the first quarter ended March 31, 2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: April 27, 2000

                                          DOLLAR TREE STORES, INC.


                                          By: /s/ Frederick C. Coble
                                              --------------------------------
                                              Frederick C. Coble
                                              Senior Vice President,
                                              Chief Financial Officer